enGene Achieves Target Enrollment Milestone for LEGEND Trial Pivotal Cohort

Target enrollment of 100 patients with high-risk, BCG-unresponsive NMIBC with CIS achieved

enGene plans to provide an update from LEGEND’s pivotal cohort in 4Q 2025

Biologic License Application (BLA) submission planned for 2H 2026

BOSTON & MONTREAL, September 3, 2025 – enGene Holdings Inc. (Nasdaq: ENGN, “enGene” or the “Company”), a clinical-stage, non-viral gene therapy company, today announced it has achieved its target enrollment milestone of 100 patients for the pivotal cohort of its ongoing, open-label, multi-cohort Phase 2 LEGEND trial of detalimogene voraplasmid (“detalimogene” and previously EG-70) in patients with high-risk, non-muscle invasive bladder cancer (NMIBC). LEGEND’s pivotal Cohort 1 is studying detalimogene in patients with high-risk NMIBC with carcinoma in-situ (CIS) with or without concomitant papillary disease. Patients in the screening process remain eligible for potential enrollment in the trial. The Company expects to overenroll in its pivotal cohort resulting in an adjustment in guidance for a BLA submission to 2H 2026.

“Achieving our target enrollment goal for detalimogene in LEGEND’s pivotal cohort represents an important milestone for enGene. It brings us a step closer to our goal of providing patients and physicians with the first non-viral gene therapy that offers a unique balance of efficacy, safety, and ease-of-use,” said Ron Cooper, Chief Executive Officer of enGene. “We are grateful to study participants, investigators, and our clinical organization for their contributions to advancing the development of detalimogene.”

About Detalimogene Voraplasmid

Detalimogene is a novel, investigational, non-viral gene therapy for patients with high-risk, non-muscle invasive bladder cancer (NMIBC), including Bacillus Calmette-Guérin (BCG)-unresponsive disease. It is designed to be instilled in the bladder and elicit a powerful yet localized anti-tumor immune response.

Detalimogene was developed using the Company’s Dually Derivatized Oligochitosan® (DDX) platform, a technology designed to transform how gene therapies are accessed by patients and utilized by clinicians. Medicines developed with the DDX platform can potentially overcome the limitations of viral-based gene therapies, reduce complexities related to safe handling and cold storage, and streamline both manufacturing processes and administration paradigms.

Detalimogene has received Regenerative Medicine Advanced Therapy (RMAT) and Fast Track designations from the U.S. Food and Drug Administration (FDA) based on its potential to address the high unmet medical need for patients with BCG-unresponsive carcinoma in situ (CIS) NMIBC with or without resected papillary tumors who are unable to undergo cystectomy. The RMAT program is intended to expedite the development and review of regenerative medicine therapies for serious or life-threatening conditions, where preliminary clinical evidence suggests potential to address unmet medical needs. Similarly, Fast Track designation is a process designed to facilitate the development and expedite the review of drugs to treat serious conditions and fill an unmet medical need.

About the LEGEND Trial

Detalimogene is being evaluated in the ongoing, open-label, multi-cohort, Phase 2 LEGEND trial to establish its safety and efficacy in high-risk NMIBC. LEGEND’s pivotal cohort (Cohort 1) consists of approximately 100 patients with high-risk, BCG-unresponsive NMIBC with CIS (with or without papillary disease) and is designed to serve as the basis of the Company’s planned Biologics License Application (BLA) filing. In addition to this pivotal cohort, LEGEND includes three additional cohorts, including NMIBC patients with CIS who are naïve to treatment with BCG (Cohort 2a); NMIBC patients with CIS who have been exposed to BCG but have not received adequate BCG treatment (Cohort 2b); and BCG-unresponsive high-risk NMIBC patients with papillary-only disease (Cohort 3). The LEGEND trial is actively enrolling patients with sites participating in the USA, Canada, Europe, and the Asia-Pacific region.

About enGene

enGene is a clinical-stage biotechnology company mainstreaming gene therapy through the delivery of therapeutics to mucosal tissues and other organs, with the goal of creating new ways to address diseases with high clinical needs. enGene’s lead program is detalimogene voraplasmid (also known as detalimogene, and previously EG-70) for patients with Non-Muscle Invasive Bladder Cancer (NMIBC), a disease with a high clinical burden. Detalimogene is being evaluated in the ongoing multi-cohort LEGEND Phase 2 trial, which includes a pivotal cohort studying detalimogene in high-risk, Bacillus Calmette-Guérin (BCG)-unresponsive patients with carcinoma in situ (CIS) with or without concomitant papillary disease. Detalimogene was developed using enGene’s proprietary Dually Derivatized Oligochitosan (DDX) platform, which enables penetration of mucosal tissues and delivery of a wide range of sizes and types of cargo, including DNA and various forms of RNA.

To learn more, please visit enGene.com and follow us on LinkedIn, X and BlueSky.

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and “forward-looking information” within the meaning of Canadian securities laws (collectively, “forward-looking statements”). enGene’s forward-looking statements include, but are not limited to, statements regarding enGene’s management teams’ expectations, hopes, beliefs, intentions, goals, or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate”, “appear”, “approximate”, “believe”, “continue”, “could”, “estimate”, “expect”, “foresee”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “seek”, “should”, “would”, and similar expressions (or the negative version of such words or expressions) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: the Company’s expectations as to the timing and anticipated results of the LEGEND study, including the timing of preliminary data or other updates, the Company’s expectations regarding the timing of the planned BLA submission to the Food and Drug Administration, the Company’s expectations regarding over-enrollment in the pivotal cohort of the LEGEND study, the potential benefits of detalimogene, and the potential benefits of medicines developed with the DDX platform.

Many factors, risks, uncertainties and assumptions could cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, the Company’s ability to recruit and retain qualified scientific and management personnel, establish clinical trial sites and enroll patients in its clinical trials, execute on the Company’s clinical development plans and ability to secure regulatory approval on anticipated timelines, and other risks and uncertainties detailed in filings with Canadian securities regulators on SEDAR+ and with the U.S. Securities and Exchange Commission (“SEC”) on EDGAR, including those described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2024 (copies of which may be obtained at www.sedarplus.ca or www.sec.gov).

You should not place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. enGene anticipates that subsequent events and developments will cause enGene’s assessments to change. While enGene may elect to update these forward-looking statements at some point in the future, enGene specifically disclaims any obligation to do so, unless required by applicable law. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved.

Contact

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